Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ TERRY L. BURMAN
Terry L. Burman

POWER OF ATTORNEY

The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Scott Lipesky, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ FRAN HOROWITZ
Fran Horowitz

POWER OF ATTORNEY

The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ SCOTT LIPESKY
Scott Lipesky

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ KERRII B. ANDERSON
Kerrii B. Anderson

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ JAMES B. BACHMANN
James B. Bachmann

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ SARAH M. GALLAGHER
Sarah M. Gallagher

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ MICHAEL E. GREENLEES
Michael E. Greenlees

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ ARCHIE M. GRIFFIN
Archie M. Griffin

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ HELEN E. MCCLUSKEY
Helen E. McCluskey

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ CHARLES R. PERRIN
Charles R. Perrin

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 1st day of April, 2019.

/s/ NIGEL TRAVIS
Nigel Travis